SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 2, 2004

VERITY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-26880	77-0182779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

894 Ross Drive
Sunnyvale, California 94089
(Address of principal executive offices and zip code)

        Registrant’s telephone number, including area code: (408) 541-1500

Item 5.     Other Events and Regulation FD Disclosure.

        On February 2, 2004, Verity, Inc. (“Verity”) announced the signing of a definitive agreement to acquire Cardiff Software, Inc. (“Cardiff”) of Vista, California. Cardiff is a privately-held supplier of technology that enables the capture and automation of dynamic business information. The terms of the acquisition are more fully described in a press release issued by Verity on February Exhibit ˜2.3 (without schedules and certain exhibits thereto), which are incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description
2.3	Agreement and Plan of Merger, dated February 2, 2004, by and among Verity,
Inc., Colt Acquisition Corp., Cardiff Software, Inc., and Robert Wadsworth.
99.1	Press Release of Verity, Inc. dated February 2, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERITY, INC.

Dated: February 3, 2004	By: /s/ STEVEN R. SPRINGSTEEL Steven R. Springsteel Senior Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
2.3	Agreement and Plan of Merger, dated February 2, 2004, by and among Verity,
Inc., Colt Acquisition Corp., Cardiff Software, Inc., and Robert Wadsworth.
99.1	Press Release of Verity, Inc. dated February 2, 2004.